Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending September 30, 2006

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a)      the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$9,000,000
A-2AR Notes	13,000,000
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$22,000,000

12.04 (b)      the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$44,357
A-2AR Notes	23,229
A-3AR Notes	206,111
B-1AR Notes	58,582
A-1L Notes	—
A-4AR Notes	129,422
A-5AR Notes	247,333
B-2AR Notes	33,164
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	408,333
B-3AR Notes	103,639
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	134,400
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$1,388,572

12.04 (c)      the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)      the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,264,937,473

12.04 (e)      the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$1,700,000
A-2AR Notes	2,500,000
A-3AR Notes	50,000,000
B-1AR Notes	14,000,000
A-1L Notes	59,890,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	116,625,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	170,027,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,465,342,000

12.04 (f)       the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	5.250%
A-2AR Notes	5.195%
A-3AR Notes	5.300%
B-1AR Notes	5.460%
A-1L Notes	5.500%
A-4AR Notes	5.250%
A-5AR Notes	5.320%
B-2AR Notes	5.360%
A-2L Notes	5.430%
A-3L Notes	5.480%
A-6AR Notes	5.270%
B-3AR Notes	5.360%
A-4L Notes	5.430%
A-5L Notes	5.520%
A-6L Notes	5.550%
B-4AR Notes	5.330%
A-7L Notes	5.430%
A-8L Notes	5.530%
A-9L Notes	5.560%
A-10L Notes	5.590%
A-11L Notes	5.630%

12.04 (g)      the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	177,233

12.04 (h)      the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	41,012
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)       the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$16,513,360	5,009,394	21,522,754

Of the total amount recovered above, $2,409,717.83 was in-transit as of 09-30-06, and was received in early October.

12.04 (j)       the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$19,429,401	—

Acquisition Fund:

12.04 (k)      the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l)       the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$—

12.04 (m)     the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)      the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)      the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	624	$20,547,130
31 - 60 days	1,126	40,606,996
61 - 90 days	548	18,622,145
91 - 120 days	388	13,578,949
Over 120 days	1,071	35,353,380
Claims filed	205	5,646,443
	3,962	$134,355,043

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)      the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$38,803,339	$145,739	$38,949,078
Reserve Fund	19,429,401	89,176	19,518,576
Acquisition Fund	153,194,627	702,864	153,897,491
Redemption Fund	42,669	165	42,835
Student Loan Receivable	2,264,937,473	22,247,750	2,287,185,223
Total	$2,476,407,509	$23,185,693	$2,499,593,203

Class	Balance	Accrued Interest	Total
A-1AR Notes	$1,700,000	$5,868	$1,705,868
A-2AR Notes	2,500,000	1,423	2,501,423
A-3AR Notes	50,000,000	116,164	50,116,164
B-1AR Notes	14,000,000	37,696	14,037,696
A-1L Notes	59,890,000	29,905	59,919,905
A-4AR Notes	32,000,000	23,014	32,023,014
A-5AR Notes	60,000,000	104,942	60,104,942
B-2AR Notes	8,000,000	5,874	8,005,874
A-2L Notes	116,625,000	53,573	116,678,573
A-3L Notes	235,000,000	1,270,159	236,270,159
A-6AR Notes	100,000,000	43,315	100,043,315
B-3AR Notes	25,000,000	11,014	25,011,014
A-4L Notes	170,027,000	910,599	170,937,599
A-5L Notes	171,000,000	930,990	171,930,990
A-6L Notes	245,000,000	1,341,123	246,341,123
B-4AR Notes	32,000,000	116,822	32,116,822
A-7L Notes	90,000,000	482,005	90,482,005
A-8L Notes	372,000,000	2,028,980	374,028,980
A-9L Notes	143,000,000	784,188	143,784,188
A-10L Notes	234,000,000	1,290,141	235,290,141
A-11L Notes	303,600,000	1,685,853	305,285,853
	$2,465,342,000	$11,273,651	$2,476,615,651

12.04 (q)      the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,422	223,634,450	9.87%
Financed Student Loans in deferment	9,126	421,358,076	18.60%